UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(state or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200Santa Monica, CA	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

As of November 17, 2011, the Board of Directors of Douglas Emmett, Inc. elected Christopher Anderson as a director.  Mr. Anderson will also serve as a member of the Board’s Nominating and Governance Committee.  Mr. Anderson has more than 35 years of experience in the real estate industry in Los Angeles.  After co-founding Douglas Emmett’s predecessor, he served in a number of senior positions, including Executive Vice President, until his retirement in 2006.  The Board found that Mr. Anderson is independent under the listing standards of the New York Stock Exchange and Douglas Emmett’s Corporate Governance Standards.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Douglas Emmett, Inc. dated November 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.

Dated: November 17, 2011	By:	/s/ JORDAN L. KAPLAN
Jordan L. Kaplan President and Chief Executive Officer

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